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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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HickoryTech Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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221 East Hickory Street
P.O. Box 3248
Mankato, MN 56002-3248

NOTICE OF ANNUAL MEETING
OF SHAREHOLDERS TO BE HELD
MONDAY, APRIL 9, 2001

    The Annual Meeting of the Shareholders of HickoryTech Corporation, ("HickoryTech"), will be held at the Holiday Inn located at 101 Main Street, Mankato, Minnesota, on Monday, April 9, 2001, at 2:00 p.m. (Central Time) for the following purposes:

  1.
  To elect three directors to serve for ensuing three-year terms; and

  2.
  To transact such other business as may properly come before the meeting or at any adjournment thereof.

    The Board of Directors has fixed the close of business on March 5, 2001, as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment hereof.

                      BY ORDER OF THE
                      BOARD OF DIRECTORS
                      HICKORYTECH CORPORATION

                      David A. Christensen, Secretary

Mankato, Minnesota
March 9, 2001

IMPORTANT

    IF YOU DO NOT PLAN TO ATTEND THIS MEETING, PLEASE VOTE, SIGN, AND RETURN THE ENCLOSED PROXY PROMPTLY, USING FOR THAT PURPOSE THE ACCOMPANYING ENVELOPE, FOR WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOU ARE URGED TO SIGN AND RETURN YOUR PROXY WITHOUT DELAY TO ENSURE ITS ARRIVAL IN TIME FOR THE MEETING. YOU CAN ALSO VOTE BY PHONE, FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED PROXY VOTING CARD.

    ADDITIONAL COPIES OF THIS NOTICE, THE RELATED PROXY STATEMENT AND ADDITIONAL PROXY FORMS MAY BE OBTAINED FROM THE SECRETARY, HICKORYTECH CORPORATION, 221 EAST HICKORY STREET, P.O. BOX 3248, MANKATO, MINNESOTA 56002-3248. TELEPHONE NUMBER (507) 387-3355 OR (800) 326-5789.

HICKORYTECH CORPORATION
221 East Hickory Street
P.O. Box 3248
Mankato, MN 56002-3248

March 9, 2001

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MONDAY, APRIL 9, 2001

SOLICITATION

    This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of HickoryTech Corporation, ("HickoryTech"), for use at the Annual Meeting of Shareholders of HickoryTech to be held at the Holiday Inn located at 101 Main Street, Mankato, Minnesota, on Monday, April 9, 2001, at 2:00 p.m. (Central Time) or at any adjournment thereof. All properly executed proxies will be voted at the meeting. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about March 9, 2001.

REVOCABILITY OF PROXY

    A shareholder's proxy may be revoked by that shareholder at any time before it is exercised by filing a later dated proxy or a written notice of revocation with HickoryTech's Secretary, or by voting in person at the meeting.

ANNUAL REPORT

    The Annual Report of HickoryTech for the fiscal year 2000, including financial statements, is enclosed in the envelope containing this proxy statement.

VOTING

    Each shareholder of record at the close of business on March 5, 2001, is entitled to one vote for each share of common stock held. As of that date 14,113,903 shares were outstanding.

    For each share held, shareholders may cast one vote for each proposal identified on the proxy card. For each share held, shareholders may cast one vote for each of the three directorships to be filled at this meeting. If you do not wish your shares to be voted for a particular nominee, please so indicate in the space provided on the proxy card.

    Abstentions and broker non-votes will be counted as present or represented at the meeting for purposes of determining whether a quorum exists. However, broker non-votes with respect to any matter brought to a vote will be treated as shares not voted for purposes of determining whether the requisite vote has been obtained and, therefore, will have no effect on the outcome of any such matter. A majority of the shares present or represented at the meeting is required for approval of the proposals requiring a shareholder vote.

ITEMS REQUIRING YOUR CONSIDERATION

    The following item in this proxy statement requires your consideration and approval:

1.
Election of three directors for three-year terms. See page 3.

ELECTION OF DIRECTORS

    There are currently nine directors on HickoryTech's Board of Directors. The directors are divided into three classes; each class of directors serves a three-year term. Three directors will be elected at the Annual Meeting. The terms of directors James H. Holdrege, Lyle G. Jacobson and Starr J. Kirklin expire in 2001; all are nominees. Proxies may not be voted for more than three nominees.

    The following table sets forth information, as of February 28, 2001, including business experience during the past five years, as to the nominees for election and as to the other directors.

    ROBERT D. ALTON, JR. has served as a director since 1993. His present term expires in 2002. Mr. Alton, age 52, has served as President and Chief Executive Officer of HickoryTech since 1993. Prior to joining HickoryTech, Mr. Alton served as President of Telephone Operations for Contel Corporation and was employed in various executive and financial capacities at Contel Corporation for twenty-one years.

    LYLE T. BOSACKER has served as a director since 1988. His present term expires in 2003. Mr. Bosacker, age 58, has served as President of CEO Advisors, Inc. since 1993. CEO Advisors provides management consulting and information system planning services. Mr. Bosacker served as the Director of Corporate Information Services for International Multifoods from 1991 to 1993 and as its Director of Corporate Information Systems Planning from 1987 to 1991.

    MYRITA P. CRAIG has served as a director since 1998. Her present term expires in 2003. Ms. Craig, age 46, has served as Chief Executive Officer of Sapientia Consulting Inc., which provides management consulting and executive coaching services to business clients, since 1999. Prior to that, she was employed by Cincinnati Bell, Inc. from 1984 to 1999. She served as its Vice President, Customer Sales and Service and had assignments in strategic planning, corporate development and operations. Cincinnati Bell, Inc. is a provider of telecommunications services.

    ROBERT K. ELSE has served as a director since 1990. His present term expires in 2002. Mr. Else, age 65, has served as the President of EI Microcircuits, Inc. in Mankato, Minnesota since 1984. EI Microcircuits manufactures and assembles electronic circuit boards.

    JAMES H. HOLDREGE has served as a director since 1992. His present term expires at the annual meeting, and he is a nominee. Mr. Holdrege, age 62, has served as General Manager and Chief Operating Officer at Electric Machinery Company in Minneapolis, MN since 1999. Electric Machinery, a subsidiary of Ideal Electric, designs, manufactures, and services electric motors and generators. Prior to joining Electric Machinery Company, Mr. Holdrege served as the General Manager of KATO Engineering Division, Caterpillar Corporation where he had been employed since 1984.

    LYLE G. JACOBSON has served as a director since 1989. His present term expires at the annual meeting, and he is a nominee. Mr. Jacobson, age 59, has served as the President and Chief Executive Officer of Katolight Corporation in Mankato, Minnesota since 1985. Katolight Corporation is a manufacturer of diesel and gas powered electrical generator sets and generator controls.

    R. WYNN KEARNEY, JR. has served as a director since 1993. His present term expires in 2002. Dr. Kearney, age 57, has been in private practice with the Orthopaedic & Fracture Clinic, P.A. with offices in southern Minnesota, since 1972, and is its senior surgeon. Dr. Kearney is Associate Clinical Professor of the University of Minnesota Medical School and a minority owner of the Minnesota Timberwolves NBA basketball team. He has served as President of the Foundation Board of Minnesota State University, Mankato. He is also a director of Exactech, Inc. of Gainesville, Florida.

    STARR J. KIRKLIN has served as a director since 1989. His present term expires at the annual meeting, and he is a nominee. Mr. Kirklin, age 64, retired from U.S. Bank, a national banking association, in February of 1996.

    ROBERT E. SWITZ has served as a director since 1999. His present term expires in 2002. Mr. Switz, age 54, has been employed by ADC Telecommunications, Inc. since 1994. He has served as Senior Vice President, Chief Financial Officer and President of ADC's Broadband Access and Transport Group since 2000, served as its Senior Vice President and Chief Financial Officer from 1997 to 2000, and served as its Chief Financial Officer since 1994. ADC is a leading supplier of transmission and network systems. Prior to his employment at ADC, Mr. Switz worked for Burr-Brown Corporation, a multinational manufacturer of precision microelectronics and systems products. He served in a variety of financial and management positions including Vice President, European Operations, Ventures and Finance from 1988 to 1994. Mr. Switz is a director of Axient Communications and Adaytum Inc.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR ALL NOMINEES.

SECURITY OWNERSHIP OF MANAGEMENT

    Directors, nominees and the executive officers of HickoryTech named under "Remuneration of Executive Officers" own the following shares of common stock of HickoryTech as of February 28, 2001:

Name of Beneficial Owner	Amount & Nature of Beneficial Ownership(a)		Percent of Common Stock
Robert D. Alton, Jr.	157,571	(b)(f)	1.1%
Lyle T. Bosacker	371,028	(c)(f)	2.6%
Myrita P. Craig	12,474	(f)	*
Robert K. Else	25,732	(f)	*
James H. Holdrege	18,488	(f)	*
Lyle G. Jacobson	40,246	(d)(f)	*
R. Wynn Kearney, Jr.	133,512	(e)(f)	*
Starr J. Kirklin	18,562	(f)	*
Robert E. Switz	7,000	(f)	*
Jon L. Anderson	25,053	(b)(f)	*
David A. Christensen	51,385	(b)(f)	*
John W. Finke	7,669	(b)(f)	*
F. Ernest Lombard	15,530	(b)(f)	*
All of the above and other executive officers as a group (16 persons)	901,313		6.4%
*
Less than 1%

(a)
Except as otherwise indicated, the shareholders listed in the table have sole voting and investment powers with respect to the common stock owned by them.

(b)
Includes shares held in a trust under the long-term portion of HickoryTech's Executive Incentive Plan as follows: Mr. Alton, 26,533; Mr. Anderson, 9,197; Mr. Christensen, 13,932; Mr. Lombard, 5,685; and Mr. Finke, 3,334.

(c)
Includes 341,106 shares held by Mr. Bosacker's spouse.

(d)
Includes 19,764 shares held by Mr. Jacobson's spouse.

(e)
Includes 45,000 shares held in a profit sharing trust, 12,783 shares held in a family foundation and 300 shares held by Mr. Kearney's spouse.

(f)
Includes shares which may be acquired within 60 days after February 28, 2001 through the exercise of stock options as follows: Mr. Bosacker, 14,000; Mr. Else, 14,000; Mr. Holdrege, 8,000; Mr. Jacobson, 14,000; Mr. Kearney, 14,000; Mr. Kirklin, 14,000; Ms. Craig, 11,000; Mr. Switz, 7,000; Mr. Alton, 82,339; Mr. Anderson, 11,500; Mr. Christensen, 20,778; Mr. Lombard, 7,700; and Mr. Finke, 2,667.

OTHER EXECUTIVE OFFICERS

    In addition to Mr. Alton, the executive officers of HickoryTech are as follows:

    JON L. ANDERSON, age 48, has served as a Vice President of HickoryTech since 1995. Mr. Anderson has also served as President of HickoryTech's Enterprise Solutions Division since 1994 and was its Vice President and General Manager from 1991 to 1994.

    DAVID A. CHRISTENSEN, age 48, has served as Secretary of HickoryTech since 1993, as Vice President and Chief Financial Officer of HickoryTech since 1989 and as Treasurer of HickoryTech since 1986.

    JOHN W. FINKE, age 38, has served as a Vice President of HickoryTech since 1999. He has served as the President of HickoryTech's Network Design & Operations Division since 2000 and served as President of HickoryTech's Telephone Operations from 1999 to 2000. He also served as Director of Engineering and Operations for Mankato Citizens Telephone Company, a subsidiary of HickoryTech, from 1997 to 1999 and the Director of Engineering of that company from 1996 to 1997. Mr. Finke was Area Manager of Customer Operations for GTE Telephone Operations from 1994 to 1996. GTE is a provider of telecommunications services.

    MARY T. JACOBS, age 43, has served as a Vice President of HickoryTech since 1996, as HickoryTech's Vice President of Human Resources since 1998 and as HickoryTech's Director of Human Resources from 1993 to 1997.

    F. ERNEST LOMBARD, age 54, has served as a Vice President of HickoryTech since 1998. He has served as President of HickoryTech's Market & Strategic Planning Division since 2000 and served as President of Crystal Communications and Minnesota Southern Wireless Company, subsidiaries of HickoryTech, from 1998 to 2000. Prior to joining HickoryTech, Mr. Lombard served as Vice President- Marketing for MediaOne, Inc., a provider of telecommunications and cable television services from 1996 to 1997. He served as Vice President of Operations for US West Communications Business and Government Services from 1993 to 1996. US West is a provider of telecommunications services.

    JAY C. KNAUF, age 41, has served as a Vice President of HickoryTech and as President of HickoryTech's Consumer Markets Division since joining HickoryTech in June 2000. Mr. Knauf worked for Paging Network, Inc. (PageNet) from 1993 to 1999. He served as President/General Manager of PageNet of Spain from 1996 to 1999, and Director of Operations for PageNet International from 1995 to 1996. PageNet sells and services paging products.

    LANE C. NORDQUIST, age 50, has served as a Vice President of HickoryTech and as the President of HickoryTech's Information Solutions Division since joining the Company in June 2000. Mr. Nordquist worked for Select Comfort Corporation from 1996 to 2000 as its Vice President and Chief Information Officer. Select Comfort Corporation is a bedding manufacturer. From 1993 to 1996, Mr. Nordquist was the Director of Tech Services, PC LAN and Asset Management for Fingerhut Corporation. Fingerhut Corporation is a catalog retailer and direct marketer.

    There are no present family relationships between the executive officers, nor between the executive officers and the directors.

BENEFICIAL OWNERS OF COMMON STOCK

    The only shareholder known to HickoryTech Corporation to be the beneficial owner of more than five percent of HickoryTech's common stock is as follows:

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Common Stock
Western Wireless Corporation 3650 131st Avenue SE Bellevue, Washington 98006	976,110	(a)	6.9%
(a)
For disclosure related to Western Wireless Corporation, HickoryTech has relied upon reports filed with the SEC by Western Wireless Corporation pursuant to Section 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended.

REMUNERATION OF EXECUTIVE OFFICERS

    The remuneration paid or accrued to the Chief Executive Officer and each of the other four most highly compensated executive officers of HickoryTech in 2000 is set forth below.

SUMMARY COMPENSATION TABLE

	Annual Compensation								Long Term Compensation
									Award	Payouts
Name and Principal Position	Year		Salary ($)			Bonus ($)(2)			Securities Underlying Options/SARs (#)	LTIP Payouts		All Other Compensation ($)
ROBERT D. ALTON, JR. Chairman, President and Chief Executive	2000 1999 1998		$ $ $	241,972 241,972 232,625	(1) (1) (1)	$ $ $	105,000 223,657 227,103	(4) (4)	20,000 30,000 17,700	$ $	-0- 75,000 41,544	$ $ $	10,200 9,600 9,600	(3) (3) (3)
JON L. ANDERSON Vice President	2000 1999 1998		$ $ $	135,000 135,000 120,000		$ $ $	35,762 46,421 82,926	(5) (5)	3,750 7,500 3,600		-0- -0- -0-	$ $ $	7,000 6,667 6,667	(3) (3) (3)
DAVID A. CHRISTENSEN Vice President, Chief Financial Officer, Secretary and Treasurer	2000 1999 1998		$ $ $	136,000 131,000 130,000	(7)	$ $ $	55,260 85,899 93,524	(4) (4)	8,500 8,500 2,400	$ $	-0- 11,250 15,624	$ $ $	8,160 7,854 8,088	(3) (3) (3)
JOHN W. FINKE Vice President	2000 1999	(8)	$ $	156,000 144,190	(7)	$ $	81,147 15,686		10,000 5,000		-0- -0-	$ $	9,348 8,552	(3) (3)
F. ERNEST LOMBARD Vice President	2000 1999 1998		$ $ $	130,000 125,000 98,000	(7)	$ $ $	71,720 78,205 50,934	(5)	7,500 7,500 3,300		-0- -0- -0-	$ $ $	2,600 2,495 12,022	(3) (3) (6)
(1)
Includes deferred compensation of $11,522 in 2000, $11,522 in 1999, $11,075 in 1998, pursuant to a Supplemental Retirement Agreement with HickoryTech. Each year Mr. Alton accrues benefits under such plan equal to 5% of his base salary. This accumulation of benefits will occur for a maximum of ten years of service commencing January 1, 1993. Benefits are paid upon termination of employment, with benefits commencing on the earlier of Mr. Alton's 62nd birthday or his date of death.

(2)
HickoryTech has an Executive Incentive Plan whereby key executives may receive additional compensation based on pre-established annual performance goals of HickoryTech, its divisions and the individual executive. In addition to cash compensation, each executive receives a performance award equal to one-half of the cash compensation. The aggregate amount of the cash award and performance award credit are shown in this column. The performance award is credited to the executive's performance account. This credit is used to acquire common stock of HickoryTech which is held in a trust. The stock account is credited with additional shares equal to the dividends on the shares held in the account.

(3)
Consists of employer contributions to HickoryTech's 401(k) Plan.

(4)
For 1999, includes a $112,500 discretionary stock award for Mr. Alton and a $38,750 discretionary stock award for Mr. Christensen. For 1998, includes a $72,000 discretionary stock award for Mr. Alton and a $25,200 discretionary stock award for Mr. Christensen.

(5)
For 1999, includes a discretionary stock award of $18,750 for Mr. Anderson and a discretionary stock award of $31,250 for Mr. Lombard. For 1998, includes a discretionary stock award of $10,800 for Mr. Anderson.

(6)
Includes a $10,000 one-time payment relating to Mr. Lombard's hiring by HickoryTech, and a $2,022 employer contribution to the 401(k) Plan.

(7)
For 2000, includes a $5,000 one-time payment relating to performance for Mr. Christensen, a $6,000 one-time payment relating to performance for Mr. Finke, and a $5,000 one-time payment relating to performance for Mr. Lombard.

(8)
Mr. Finke became an officer of HickoryTech in February 1999. Compensation for the entire calendar year of 1999 is reflected.

OPTION GRANTS IN LAST FISCAL YEAR

	Individual Grants				Potential Realizable Value At Assumed Annual Rates of Stock Price Appreciation For Option Term ($)
Name	Options Granted (#)(1)	% of Total Options Granted To Employees In Fiscal Year	Exercise Price ($/Share)	Expiration Date	5%(2)	10%(2)
Alton	20,000	27.5%	$14.0625	May 31, 2010	$158,750	$418,750
Anderson	3,750	5.2%	$14.0625	May 31, 2010	$29,766	$78,516
Christensen	8,500	11.7%	$14.0625	May 31, 2010	$67,469	$177,969
Finke	10,000	13.7%	$14.0625	May 31, 2010	$79,375	$209,375
Lombard	7,500	10.3%	$14.0625	May 31, 2010	$59,531	$157,031
(1)
The options were granted at the fair market value of the shares on May 31, 2000. The options may be exercised for one-third of the shares after May 31, 2001, one-third of the shares after May 31, 2002 and one-third of the shares after May 31, 2003. All options expire on May 31, 2010, or upon termination of employment with HickoryTech. All options vest upon the occurrence of certain change in control and related events.

(2)
The market price on May 31, 2000 was compounded at 5% and 10% over the ten-year term of the options. The resulting stock price was reduced by the exercise price to determine the potential realizable gain at the assumed rates of appreciation.

FISCAL YEAR-END OPTION VALUES

	Number of Securities Underlying Unexercised Options at Fiscal Year-End #		Value of Unexercised In-The-Money Options At Fiscal Year-End $(1)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
Alton	82,339	45,898	$817,693	$369,523
Anderson	11,500	9,950	$115,144	$82,378
Christensen	20,778	14,966	$205,846	$116,725
Finke	2,667	13,833	$24,441	$101,434
Lombard	7,700	13,600	$73,706	$105,806
(1)
Value of unexercised options equals the fair market value of shares underlying in-the-money options at December 31, 2000 ($20.50 per share) less the exercise price per share multiplied by the number of in-the-money options outstanding.

LONG TERM INCENTIVE PLAN
AWARDS IN LAST FISCAL YEAR

    HickoryTech has implemented Stock Award Programs (the "Programs") each year since 1993 pursuant to the terms of HickoryTech's 1993 Stock Award Plan. This Plan was approved by the shareholders in 1993 and has been since amended. Each Program established a range of shares that may be issued to the executives of HickoryTech contingent upon achievement of performance objectives over a three-year period. The objectives are based on compound annual increases in the shareholder value of HickoryTech and its divisions.

	Number of Shares, Units or Other Rights (#)(1)	Performance or Other Period Until Maturation or Payout	Estimated Future Payouts Under Non-Stock Price-Based Plans(1)
Name			Threshold(2)	Target(3)	Maximum(3)
Alton	13,000 13,000	1 year 2 years	6,500 6,500	13,000 13,000	19,500 19,500
Anderson	4,000 4,000	1 year 2 years	2,000 2,000	4,000 4,000	6,000 6,000
Christensen	4,000 4,000	1 year 2 years	2,000 2,000	4,000 4,000	6,000 6,000
Lombard	4,000 4,000	1 year 2 years	2,000 2,000	4,000 4,000	6,000 6,000
Finke	4,000 4,000	1 year 2 years	2,000 2,000	4,000 4,000	6,000 6,000
(1)
Under the terms of the Programs, shares will only be issued if HickoryTech and its divisions achieve established performance objectives for the three-year periods ending December 31, 2001 and 2002, respectively. This table assumes all performance objectives are achieved and the Compensation Committee approves a payout for each participant.
(2)
No shares will be issued unless HickoryTech achieves certain performance objectives. The number of shares in the "Threshold" column indicates the minimum number of shares to be awarded if such HickoryTech performance objectives have been achieved.
(3)
There is a potential range of shares established for each participant under each Program. The range has a separate threshold, target and maximum number of shares that can be awarded once the pre-established performance objectives of HickoryTech have been achieved. No shares under each Program will be issued if pre-established performance objectives are not achieved.

COMPENSATION OF DIRECTORS

    In 2000, the directors were paid an annual retainer of $10,000. In addition, directors receive $750 for each Board and committee meeting they attend. These fees are waived if the director is a paid employee of HickoryTech. Directors have the option of receiving the retainer fee in cash or in shares of common stock of HickoryTech.

    The shareholders approved a Directors' Stock Option Plan in 1998. This provides for each director to receive an option to purchase 3,000 shares of HickoryTech common stock at fair market value if HickoryTech meets pre-established financial objectives. For 2000, these objectives were met, and each director received an option to purchase 3,000 shares of HickoryTech common stock.

CHANGE OF CONTROL

    HickoryTech has Change of Control Agreements with the following named executive officers: Robert D. Alton, Jr., Jon L. Anderson, David A. Christensen, John W. Finke, and F. Ernest Lombard. These agreements provide that if (1) within three years of a change in control of HickoryTech, the employment of any of the above-named officers is adversely affected and such officer terminates his employment with HickoryTech for a reason other than for cause, death or disability, or (2) within a thirty day period following the first anniversary of a change in control of HickoryTech, any of the above-named officers terminates his employment with HickoryTech for any reason other than for cause, death or disability, such officer is entitled to a lump-sum payment. Such lump-sum payment will be the relevant officer's annual compensation multiplied by 2.99 in the case of Mr. Alton, and multiplied by two in the cases of Messrs. Anderson, Christensen, Finke and Lombard. In the event of a change in control of HickoryTech and the subsequent termination of the officers, the approximate maximum amount of compensation that would be paid to Messrs. Alton, Anderson, Christensen, Finke, and Lombard under their current agreements would be $2,155,990; $613,030; $615,300; $690,564; and $624,782 respectively.

SEVERANCE PAY

    HickoryTech has an agreement with Robert D. Alton, Jr. that if he is discharged by HickoryTech, he will receive severance pay equal to 12 times his then current monthly base salary. The current maximum amount payable under this agreement would be $240,000. No payments will be made to Mr. Alton if he is discharged for fraud, misappropriation of funds, embezzlement or the commission of a work-related felony.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

    During the fiscal year 2000, the Board of Directors held nine meetings. HickoryTech has an Audit Committee consisting of Messrs. Else, Bosacker and Kearney. The Audit Committee reviews internal controls of HickoryTech and its financial reporting, and meets with certified public accountants on these matters; four meetings were held in 2000. HickoryTech also has a Compensation Committee consisting of Messrs. Bosacker, Holdrege, Jacobson and Ms. Craig. The Compensation Committee makes recommendations to the Board regarding compensation for top management of HickoryTech; six meetings were held in 2000. HickoryTech also has a Corporate Development Committee consisting of Messrs. Else, Holdrege, Kearney, Kirklin and Switz. The Corporate Development Committee investigates potential expansion and new markets for HickoryTech; seven meetings were held in 2000. HickoryTech does not have a nominating committee. Each director attended at least 75% of the Board meetings and meetings of the committees on which they serve.

COMPENSATION COMMITTEE REPORT
ON EXECUTIVE COMPENSATION

    The compensation program for executives is the responsibility of the Compensation Committee of the Board of Directors (the "Committee"). In 2000, the Committee was composed of four outside directors, Messrs. Bosacker, Holdrege, Jacobson and Ms. Craig. Mr. Bosacker is Chairperson of this Committee.

    The Board of Directors has established the following ongoing principles and objectives for HickoryTech's executive compensation program:

1.
Provide compensation opportunities that will attract, motivate and retain highly qualified managers and executives.

2.
Link executives' total compensation to HickoryTech's financial performance and individual job performance.

3.
Provide a balance between incentives focused on achievement of annual objectives and longer term incentives linked to increases in earnings and shareholder value.

    There are three elements to the compensation plan: annual base salary, cash or stock bonuses under an executive incentive plan (the "Executive Incentive Plan"), and longer term incentives under a stock award plan (the "Stock Award Plan").

    Annual base salaries and incentive plans are somewhat influenced by the pay practices of comparable companies so that HickoryTech remains reasonably competitive with comparable companies.

    The Executive Incentive Plan has both an annual and a long-term component. The Executive Incentive Plan rewards an executive with a cash bonus for attainment of annually established financial and customer growth objectives. The financial objectives are based on a combination of revenues and earnings. The individual executive's performance and achievement of key strategic objectives is also factored into awards made under the Executive Incentive Plan. In addition to the payment of a cash bonus, an account is established for each executive equal to 50% of the cash bonus. This award is credited to a stock account used to acquire common stock of HickoryTech, which is held in a trust. The account is credited with additional shares equal to the dividends on the shares held in the account.

    The Stock Award Plan allows HickoryTech to issue restricted shares, unrestricted shares, incentive stock options and non-qualified stock options to executives of HickoryTech. The 2000 Stock Award Program that was adopted pursuant to the Stock Award Plan provided for the issuance of incentive stock options to six current executives of HickoryTech. The incentive stock options vest over a three-year period and must be exercised within ten years of their issuance. Stock options are designed to reward executives as the fair market value of the stock increases. The 2000 Stock Award Program also establishes a range of shares that may be issued to each officer under the Program contingent upon the achievement of performance objectives over a three-year period. The objectives are based on increases in the shareholder value of HickoryTech. In 2000 there was no payout under the plan based on the pre-established financial objectives not being met.

    The Committee applied the above-described principles and objectives in determining the compensation of the Chief Executive of HickoryTech, Mr. Alton. In setting the 2000 salary, the Committee reviewed Mr. Alton's total compensation program to make sure that it was closely related to the performance of HickoryTech in 1999. In establishing Mr. Alton's salary for 2000, the Committee specifically considered the satisfactory results of HickoryTech in 1999 as compared to targeted goals in the areas of annual revenue, pre-tax profitability, shareholder value and rate of growth. The Committee also reviewed the compensation of Mr. Alton to determine that the compensation was competitive for similar positions in comparable companies and was equitable for HickoryTech and its shareholders. In addition, the Committee applied the above-described principles to determine Mr. Alton's bonus payment under the Executive Incentive Plan.

                      COMPENSATION COMMITTEE
                      Lyle T. Bosacker
                      Myrita P. Craig
                      James H. Holdrege
                      Lyle G. Jacobson

FIVE-YEAR SHAREHOLDER RETURN
PERFORMANCE PRESENTATION

    The following table compares the cumulative total shareholder return on the common stock of HickoryTech for the last five fiscal years with the cumulative total return on the Russell 2000 Index, the S&P 500 Composite Index and a peer group index. "Total shareholder return" assumes the investment of $100 in HickoryTech's common stock, the S&P 500 Composite Index and the peer group index on December 31, 1995 and reinvestment of all dividends. The peer group index has been approved by the Board of Directors, and consists of four independent telecommunication companies. These companies were selected because they had a proportion of core business in regulated telephone operations, a pattern of internal diversification and external acquisition activities similar to HickoryTech. The companies in the peer group index are NTELOS (formerly CFW Communications Co.), Conestoga Enterprises, D & E Communications, Inc. and North Pittsburgh Systems, Inc.

ANNUAL RETURN PERCENTAGE

	Years Ending
Company Name/Index	Dec '96	Dec '97	Dec '98	Dec '99	Dec '00
HickoryTech Corporation	(8.93)	37.76	13.07	19.80	40.43
Russell 2000 Index	14.76	20.52	(3.45)	19.62	(4.20)
S&P 500 Index	22.96	33.36	28.58	21.04	(9.10)
Peer Group Index Average	(0.07)	(8.28)	(4.38)	23.80	(25.43)

INDEXED RETURNS

	Base Period Dec '95	Years Ending
Company Name/Index		Dec '96	Dec '97	Dec '98	Dec '99	Dec '00
HickoryTech Corporation	100	91.07	125.46	141.86	169.94	238.65
Russell 2000 Index	100	114.76	138.31	133.54	159.75	153.03
S&P 500 Index	100	122.96	163.98	210.85	255.21	231.98
Peer Group Index Average	100	99.93	91.65	87.64	108.49	80.91
Peer Group Companies
NTELOS Inc. (formerly CFW Communications Co.)
Conestoga Enterprises
D & E Communications, Inc.
North Pittsburgh Systems, Inc.

AUDIT COMMITTEE REPORT

    The Audit Committee of the Board of Directors is responsible for overseeing management's financial reporting practices and internal controls. NASDAQ listing standards require that, by June 2001, all NASDAQ-listed companies have audit committees composed of three outside, independent directors. Our Audit Committee is composed of three outside, independent directors.

    The Audit Committee acts under a written charter that was first adopted and approved by our Board of Directors on April 27, 2000. A copy of the charter is attached as Exhibit A to this Proxy Statement.

    In connection with our consolidated financial statements for the fiscal year ended December 31, 2000, the Audit Committee has:

  •
  reviewed and discussed the audited financial statements with management and with representatives of PricewaterhouseCoopers LLP, our independent auditors;

  •
  discussed with our independent auditors the matters required to be discussed by Statement On Auditing Standards No. 61 (Communications with Audit Committees); and

  •
  received from our independent auditors the disclosures regarding PricewaterhouseCoopers LLP's independence as required by Independence Board Standard No. 1 (Independence Discussions with Audit Committees), and discussed with representatives of PricewaterhouseCoopers LLP their independence. The Committee considered the amount of non-audit services to be compatible with maintaining the independent accountants' independence.

    Based on these actions, the Audit Committee has recommended to the Board of Directors that the audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2000, as filed with the Securities and Exchange Commission.

                      AUDIT COMMITTEE
                      Lyle T. Bosacker
                      Robert K. Else
                      R. Wynn Kearney, Jr.

INDEPENDENT PUBLIC ACCOUNTANTS

    The firm of PricewaterhouseCoopers LLP, Minneapolis, Minnesota, independent public accountants, audited the financial statements of HickoryTech for the fiscal year ended December 31, 2000, and has been HickoryTech's auditor since 1998. A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will be available to respond to appropriate questions with respect to that firm's audit.

AUDIT FEES AND ALL OTHER FEES

    As required by recent SEC, regulations, for disclosure and independence consideration, the Company paid its independent public accountants, PricewaterhouseCoopers LLP, $130,750 for audit services in 2000, and an additional $46,999 for non-audit services such as tax review and employee benefit plan research.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934 requires executive officers, directors and persons who beneficially own more than 10% of HickoryTech's common stock to file reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and to furnish HickoryTech with copies of such reports. To HickoryTech's knowledge, based solely on review of the copies of such reports furnished to HickoryTech, all Section 16(a) filing requirements were satisfied.

METHOD AND EXPENSES OF SOLICITATION

    The entire cost of this solicitation will be paid by HickoryTech. In addition to solicitation by mail, officers or regular employees of HickoryTech may solicit proxies by personal interview, mail, telephone and telegraph and may request brokers and other custodians, nominees and fiduciaries to forward soliciting material to their beneficial owners at the expense of HickoryTech.

PROPOSALS OF SHAREHOLDERS

    Proposals submitted by shareholders must be received by HickoryTech no later than November 8, 2001 for inclusion in the proxy materials for the next Annual Meeting proposed to be held in April, 2002. The By-Laws of HickoryTech provide that for shareholders to properly bring a proposal before a regular meeting of the shareholders, the shareholders must submit a written notice to the Secretary of HickoryTech. The written notice must set forth: (1) the names and addresses of the shareholders; (2) the class and number of shares owned by the shareholders; (3) a brief description and the reasons for the proposal; and (4) any material interest of the shareholders in the proposal. This notice must be received by HickoryTech no later than November 8, 2001.

AVAILABILITY OF FORM 10-K

    Shareholders of record on March 5, 2001 may obtain a copy of HickoryTech's Form 10-K for the 2000 fiscal year, free of charge, by a written request to HickoryTech's executive offices directed to:

David A. Christensen, Secretary
HickoryTech Corporation
221 East Hickory Street, P.O. Box 3248
Mankato, Minnesota 56002-3248

OTHER MATTERS

    The Management does not know of other matters that may come before the meeting. However, if any other matters properly come before the meeting, it is the intention of the persons designated as proxies to vote in accordance with their best judgment on such matters.

    IN THE INTEREST OF ECONOMY, YOU ARE REQUESTED TO VOTE, SIGN AND RETURN THE ENCLOSED PROXY AT YOUR EARLIEST CONVENIENCE. ALL SHAREHOLDERS SHOULD SIGN THE PROXY. NO POSTAGE IS REQUIRED ON THE ENCLOSED ENVELOPE.

                      BY THE ORDER OF
                      THE BOARD OF DIRECTORS
                      HICKORYTECH CORPORATION

                      Robert D. Alton, Jr. - Chairman

Exhibit A

HICKORYTECH CORPORATION BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER

    The Audit Committee (the "Committee") is a committee of the Board of Directors (the "Board") of HickoryTech Corporation (the "Company") designed to assist the Board in monitoring (1) the integrity of the financial statements of the Company, (2) the adequacy of the Company's internal controls, (3) the independence and performance of the Company's Outside Auditors, and (4) conflict of interest transactions.

I.  Roles and Responsibilities

  A.  Maintenance of Charter.  The Committee shall review and reassess the adequacy of this formal written charter on at least an annual basis.

  B.  Financial reporting.  The Committee shall review and make recommendations to the Board regarding the adequacy of the Company's financial statements and compliance of such statements with financial standards. In particular, and without limiting such responsibilities, the Committee shall:

  With respect to the Annual Financial Statements:

  •
  Review and discuss the Company's audited financial statements with management and with the Company's outside auditors.
  •
  Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's audited financial statements.
  •
  Discuss with the outside auditor the matters required to be discussed by Statement on Auditing Standards No. 61 (as may be modified or supplemented) relating to the conduct of the audit.
  •
  Based on the foregoing, indicate to the Board whether the Committee recommends that the audited financial statements be included in the Company's Annual Report on Form 10-K.
  •
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

    With respect to Quarterly Financial Statements:

  •
  Review with management and the outside auditors the Company's quarterly financial statements prior to the filing of its Form 10-Q. The review may be conducted through a designated representative member of the Committee.

  C.  Internal Controls.  The Committee shall evaluate and report to the Board regarding the adequacy of the Company's financial controls. In particular, the Committee shall:

  •
  Ensure that the outside auditors are aware that the Committee is to be informed of all control problems identified.
  •
  Review with the Company's legal counsel any legal matters that may have a material impact on the financial statements.
  •
  Review the effectiveness of systems for monitoring compliance with laws and regulations relating to financial reporting, including any issues that might implicate Section 10A of the Securities Exchange Act of 1934.
  •
  Receive periodic updates from management, legal counsel, and the independent auditors concerning financial compliance.

  D.  Relationship with Outside Auditors.  The Committee shall:

  •
  Interview, evaluate, and make recommendations to the Board with respect to the retention of, or replacement of, outside auditors.

A-1

  •
  Ensure receipt from outside auditors of a formal written statement delineating all relationships between the outside auditor and the Company, consistent with Independence Standards Board Standard Number 1.
  •
  Actively engage in a dialog with the outside auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the outside auditors.
  •
  Take, or recommend that the Board take, appropriate action to oversee the independence of the outside auditors.
  •
  Review and approve the fees to be paid to the outside auditor.

  Notwithstanding the foregoing, the outside auditors shall be ultimately accountable to the Board and the Committee, as representatives of shareholders. The Board, upon recommendation from the Committee, shall have ultimate authority and responsibility to select, evaluate, and, where appropriate, replace the outside auditor (or to nominate the outside auditor to be proposed for shareholder approval in any proxy statement).

  E.  Conflict of Interest Transactions.  The Committee shall:

  •
  Review potential conflict of interest situations, including transactions between the Company and its officers, directors and significant shareholders not in their capacities as such.
  •
  Make recommendations to the Board regarding the disposition of conflict of interest transactions in accordance with applicable law, including Minnesota Statutes Section 302A.255 if applicable.

II.  Membership Requirements

  •
  The Audit Committee shall consist of at least three directors chosen by the Board of Directors (the "Board").
  •
  Each member of the Committee shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement, and cash flow statement or will become able to do so within a reasonable period of time after his or her appointment to the Committee.
  •
  At least one member of the Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or comparable experience or background (such as a position as a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities) which results in financial sophistication, recognized financial or accounting expertise.
  •
  All Committee members shall be independent directors as defined in Rule 4200(a)(15) of the NASDAQ.

III.  Structure

  •
  The Committee shall appoint one of its members to act as a Chairperson, either generally or with respect to each meeting.
  •
  The Committee Chairperson shall review and approve an agenda in advance of each meeting.
  •
  The Committee shall meet at least twice annually, or more frequently as circumstances dictate.
  •
  The Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee.
  •
  The Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

    While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Corporate Policies.

A-2

ANNUAL MEETING OF SHAREHOLDERS

Monday, April 9, 2001
2:00 p.m.

Mankato Holiday Inn
101 Main Street
Mankato, Minnesota 56001

HickoryTech Corporation 221 East Hickory Street Mankato, Minnesota 56001	proxy

This proxy is solicited by the Board of Directors for use at the Annual Meeting on April 9, 2001.

The shares of stock you hold will be voted as you specify below.

If no choice is specified, the proxy will be voted "FOR" Item 1.

By signing the proxy, you revoke all prior proxies and appoint Robert D. Alton, Jr. and Lyle T. Bosacker, and each of them, with full power of substitution, to vote your shares on the matters shown on the reverse side and any other matters which may come before the Annual Meeting and all adjournments. Please vote, sign and date on the reverse side. Thank you.

See reverse for voting instructions.

COMPANY # CONTROL #
There are two ways to vote your Proxy

Your telephone vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

VOTE BY PHONE — TOLL FREE — 1-800-240-6326 — QUICK *** EASY *** IMMEDIATE

•
Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 noon on April 6, 2001.

•
You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which is located above.

•
You will then receive additional prompts to complete your voting.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope provided or return it to HickoryTech Corporation, c/o Shareowner ServicesTM, P.O. Box 64873, St. Paul, MN, 55164-0873.

If you vote by Phone, please do not mail your Proxy Card

Please detach here

183,000

The Board of Directors Recommends a Vote FOR Item 1.

1.	Election of Directors:	01 James H. Holdrege 02 Lyle G. Jacobson	03 Starr J. Kirklin	/ /	Vote FOR all nominees (except as marked)	/ /	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL. PLEASE SIGN AND RETURN PROMPTLY. THANK YOU.

Address Change? Mark Box / /	Date
Indicate changes below:

Signature(s) in Box

Please sign exactly as your name(s) appear on Proxy. If held in joint tenancy, all persons must sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.

QuickLinks

SOLICITATION
REVOCABILITY OF PROXY
ANNUAL REPORT
VOTING
ITEMS REQUIRING YOUR CONSIDERATION
ELECTION OF DIRECTORS
SECURITY OWNERSHIP OF MANAGEMENT
OTHER EXECUTIVE OFFICERS
BENEFICIAL OWNERS OF COMMON STOCK
REMUNERATION OF EXECUTIVE OFFICERS
SUMMARY COMPENSATION TABLE
OPTION GRANTS IN LAST FISCAL YEAR
FISCAL YEAR-END OPTION VALUES
LONG TERM INCENTIVE PLAN AWARDS IN LAST FISCAL YEAR
COMPENSATION OF DIRECTORS
CHANGE OF CONTROL
SEVERANCE PAY
MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
FIVE-YEAR SHAREHOLDER RETURN PERFORMANCE PRESENTATION
ANNUAL RETURN PERCENTAGE
INDEXED RETURNS
AUDIT COMMITTEE REPORT
INDEPENDENT PUBLIC ACCOUNTANTS
AUDIT FEES AND ALL OTHER FEES
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
METHOD AND EXPENSES OF SOLICITATION
PROPOSALS OF SHAREHOLDERS
AVAILABILITY OF FORM 10-K
OTHER MATTERS
HICKORYTECH CORPORATION BOARD OF DIRECTORS AUDIT COMMITTEE CHARTER